UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2026

PROFUSA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41177	86-3437271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

626 Bancroft Way, Suite A

Berkeley, CA 94710

(Address of principal executive offices) (Zip Code)

(925) 997-6925

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PFSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 5 to Securities Purchase Agreement

On August 12, 2026, Profusa, Inc., a Delaware corporation (the “Company”), entered into Amendment No. 5 (“Amendment No. 5”) to that certain Securities Purchase Agreement, dated as of February 11, 2025 (as amended, the “Purchase Agreement”), by and among the Company, Ascent Partners Fund LLC, a Delaware limited liability company (“Ascent”), as initial purchaser, and Ascent, as collateral agent for the purchasers party thereto. Amendment No. 5 effects the following changes to the Purchase Agreement:

●	Replaces the definition of “Amendment Effective Date” in Section 1.1 of the Purchase Agreement to refer to Amendment No. 5 dated August 12, 2026;

●	Adds a new form of Note, selectable by the Purchaser in its sole discretion; and

●	Amends the Exercise Price of that certain Warrant to Purchase Shares of Common Stock issued to Ascent on April 20, 2026 (the “Warrant”) from its prior exercise price to $1.07 per share, subject to further adjustment pursuant to the terms of the Warrant.

The foregoing description of Amendment No. 5 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 5, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Senior Secured Convertible Promissory Note

On August 12, 2026, the Company completed an additional closing under the Purchase Agreement. In connection with the additional closing, the Company issued to Ascent a Senior Secured Convertible Promissory Note in the aggregate principal amount of $714,285.72 (the “Note”) for an aggregate purchase price of $650,000.00.

The Note was issued with original issue discount and matures on August 12, 2027. The material terms of the Note are summarized below:

●	Interest. The Note bears interest at a rate of 7% per annum, payable in cash on the first day of each calendar month and on the maturity date. Interest may be paid in shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at the Amortization Price (as defined in the Note), subject to satisfaction of the Equity Payment Conditions (as defined in the Note).

●	Conversion. The Note is convertible at the option of the holder into shares of Common Stock at a conversion price of $1.07 per share (the “Conversion Price”), subject to adjustment. The Conversion Price shall at no time be less than the Floor Price of $1.07, subject to adjustment on each six-month anniversary of the Original Issue Date based on the Adjusted Floor Price formula set forth in the Note.

●	Beneficial Ownership Limitation. The Note is subject to a beneficial ownership limitation of 4.99% of the Company’s outstanding Common Stock, which may be increased to 9.99% upon 61 days’ prior written notice by the holder.

●	Amortization. Commencing December 1, 2026, monthly amortization payments are due under the Note. Amortization payments may, at the Company’s option subject to satisfaction of the Equity Payment Conditions, be made in shares of Common Stock valued at the Amortization Price.

●	Mandatory Prepayment. The Company is required to make a mandatory prepayment of 33% of the net proceeds from any Subsequent Offering (as defined in the Note).

●	Events of Default. The Note includes customary events of default, including failure to pay principal or interest when due, breach of covenants or representations, bankruptcy or insolvency, delisting of Common Stock from any eligible market, and failure to deliver conversion shares when due. Upon an Event of Default (as defined in the Note), the interest rate increases to 18% per annum (the “Default Rate”), and all outstanding obligations under the Note may become immediately due and payable at the holder’s election.

●	Security. The Company’s obligations under the Note are secured by substantially all of the Company’s assets pursuant to security agreements previously entered into in connection with the Purchase Agreement.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Note, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Exchange Agreement

On August 19, 2026, the Company entered into an Exchange Agreement (the “Exchange Agreement”) with Ascent, pursuant to which the Company agreed to exchange certain outstanding Senior Secured Convertible Promissory Notes previously issued to Ascent under the Purchase Agreement (the “Existing Notes”), together with all accrued and unpaid interest thereon and any other amounts owing in respect thereof, for shares of the Company’s Series A Non-Voting Convertible Preferred Stock (the “Preferred Stock”) having the preferences, rights and limitations set forth in the Certificate of Designation of Preferences, Rights and Limitations of the Series A Non-Voting Convertible Preferred Stock filed by the Company with the Secretary of State of the State of Delaware (the “Certificate of Designation”) (such exchange, the “Exchange”). Pursuant to the Exchange Agreement, the Exchange will occur simultaneous with the closing of the exercise of the Company’s option under that certain Option Agreement, dated as of July 31, 2026, by and among the Company, CentralLarkfieldKarin NA LLC, Venkata Boyapalli, a privately held trust, G3 Vision Labs Inc., Med Screen Laboratories Inc., Dominion Diagnostics LLC and Acutis Diagnostics Inc.

The material terms of the Exchange Agreement are summarized below:

●	Exchange Rate. The Existing Notes are exchanged for Preferred Stock at a rate of 0.93458 shares of Preferred Stock for every $1,000 in aggregate principal amount of, accrued and unpaid interest on, and any other amounts owing in respect of, the Existing Notes, resulting in an effective conversion price of $4.28 per share of Common Stock upon conversion of the Preferred Stock into Common Stock.

●	Outstanding Amount. As of August 18, 2026, the total amount due under the Existing Notes was $6,137,958.66, comprising aggregate principal of $5,529,722.96 and aggregate accrued and unpaid interest of $608,235.70.

●	Automatic Conversion. Effective on the later of (a) the third Business Day following delivery of the Preferred Stock and (b) the first date on which conversions of Preferred Stock are permitted under the Certificate of Designation, each share of Preferred Stock held by the holder shall automatically convert into shares of Common Stock at the Conversion Ratio set forth in the Certificate of Designation, subject to the Beneficial Ownership Limitation.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above with respect to the Note is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above with respect to the Exchange Agreement is incorporated by reference into this Item 3.02. The Exchange was effected in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended, as no commission or other remuneration was paid or given directly or indirectly for soliciting the exchange.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 5 to Securities Purchase Agreement, dated August 12, 2026, by and among Profusa, Inc., Ascent Partners Fund LLC and Ascent Partners Fund LLC, as collateral agent
10.2	Senior Secured Convertible Promissory Note, dated August 12, 2026, issued by the Company to Ascent Partners Fund LLC
10.3	Exchange Agreement, dated August 19, 2026, between Profusa, Inc. and Ascent Partners Fund LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2026

PROFUSA, INC.

By:	/s/ Jack Stover
	Name:	Jack Stover
	Title:	Chief Executive Officer

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